Exhibit 10.8

[***]

Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Terms and Conditions of

PROFESSIONAL SERVICES AGREEMENT

THIS PROFESSIONAL SERVICES AGREEMENT made as of the 8th day of July, 2019 (the “Agreement”) between AppColony Inc., a corporation amalgamated pursuant to the laws of Alberta (“AppColony”) and Sundial Growers Inc, a corporation amalgamated pursuant to the laws of Alberta (“the Client”).

WHEREAS the Client has engaged AppColony and AppColony has accepted such engagement to provide certain information technology project and development services for and on behalf of the Client in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual premises and covenants of the parties hereto and such other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.	Term & Rate

1.1.	Subject to the provisions of Article 8, this Agreement shall commence on July 8, 2019 and expire on July 8, 2021 (the “Initial Term”).

1.2.

The parties may agree in writing to extend the Term of this Agreement for additional consecutive two (2) year terms (“Extended Terms”). As used throughout this Agreement, the word “Term” shall include the Initial Term and any and all Extended Term(s)

2.	Services

2.1.

The services to be performed and the resources assigned by AppColony to perform such services as may be required by the Client from time to time shall be set forth in detail in a statement of work in substantially the same format as Schedule “A”, as may be amended from time to time, attached hereto (the “Statement of Work”). Each Statement of Work agreed to by the parties shall contain a complete description of the services to be performed by AppColony, including all deliverables to be provided, the resources assigned to perform such services, and the amounts charged for such services (the “Contract Price”) and shall be signed by both parties (collectively, the “Services”). Unless otherwise agreed to, each Statement of Work agreed to by the parties shall be signed by both parties prior to the commencement of the Services. Each Statement of Work shall be deemed to form part of this Agreement and shall represent valid amendments to this Agreement.

2.2.

Any changes requested by the Client to the Services in the Statement of Work shall be described in a change order in substantially the same format as Schedule “C”, as may be amended from time to time by AppColony, attached hereto (the “Change Order”). All Change Orders agreed to hereunder shall be signed by both parties and shall be deemed valid amendments to the Statement of Work referenced in such Change Order.

2.3.	All Services provided under this Agreement by AppColony will be provided by AppColony employees. No sub-contractors will be used by AppColony without the express written consent of the Client.

3.	Rate

3.1.	For all Services provided under this Agreement, AppColony shall charge the Client the Rates described in Schedule A.

4.	Reporting

4.1.	AppColony shall be required to keep the Client informed of the results and progress of the Services every two weeks unless otherwise set out in a Statement of Work.

5.	Compensation, Taxes and Expenses

5.1.	In consideration of the Services performed pursuant to a Statement of Work, the Client agrees to pay AppColony the Contract Price within [***] of the date of its receipt of invoice therefore.

5.2.

Where AppColony is a registrant for GST and/or HST purposes, or for any other provincial sales tax purposes and is thereby required to collect such taxes on fees for Services to the Client, AppColony shall disclose on all invoices issued to the Client, all documentary evidence as required by the applicable federal and provincial legislation to enable the Client to recover such taxes, including its registration numbers.

5.3.

The Client hereby acknowledges and agrees that subject to the terms set out in a Statement of Work, to pay to AppColony reasonable travel and other business expenses incurred in providing the Services thereunder. Any expenses shall be paid by AppColony and thereafter submitted to the Client for reimbursement together with all original paid receipts in accordance with the procedure for invoicing and payment set forth in section 4.1.

5.4.

AppColony acknowledges and agrees that it is solely responsible to pay all wages, including, without limitation, salaries, benefits and any other considerations due to, each to its employees and/or subcontractors used to perform any of the Services.

6.	Relationships of the Parties

6.1.	In furnishing the Services hereunder, AppColony will act as an independent contractor and not as an employee or agent of the Client.

6.2.	AppColony shall independently perform the Services according to accepted industry standards.

6.3.

No person engaged by AppColony to perform the Services will be considered to be an employee of the Client for any purpose whatsoever. All obligations to such persons incidental to an employer/employee relationship or such contractual relationship are the sole responsibility of AppColony.

6.4.

During the Term and for a period of twelve (12) calendar months thereafter, neither party will solicit, hire or take away, or cause to be solicited, hired or taken away, any employee of the other party; provided that neither party shall be deemed in default of this obligation if employment is obtained by either party’s employees through such employee responding to a standard advertisement for hire.

7.	Ownership of Reports and Data

7.1.

Any and all reports, manuscripts, data, designs, summaries and any other work products, proprietary and intellectual property, including any background data used to support the Services performed pursuant to this Agreement, whether completed or not, that have been produced, compiled, created, written or accumulated by AppColony, its employees and/or subcontractors, or on its or their behalf, in the performance of the Services (collectively, the “Deliverables”) shall be the property of the Client and shall be turned over to the Client promptly at the Client’s request or within 14 days after the expiration or early termination of this Agreement, whichever is first to occur. AppColony agrees that upon the Clients request, AppColony will sign or cause to be signed any conveyances that may be required to effect the transfer of title to the Client of any Deliverables referred to herein. The terms of this Article 6 shall survive the termination or expiration of this Agreement.

8.	Warranties and Indemnity

8.1.

AppColony and the Client represent and warrant that each party will have at all times full power to enter into and fully perform the Services under this Agreement and the unrestricted right and authority to make the assignments and grant the rights to the other party required by this Agreement and that its performance of the Services will not in anyway infringe upon or violate any rights of any third party, including without limitation, any intellectual property rights, including without limitation, rights of patent, trade secret, trade-mark, copyright or industrial design. AppColony and the Client represent that their execution of this Agreement and the compliance by both parties with provisions hereof will not conflict or result in a breach of or default under any other agreement to which AppColony and the Client are a party or by which they are bound.

8.2.

AppColony represents and warrants that it has the skills expertise, experience and ability in the fields to which the Services relate and related disciplines necessary to perform the Services and that all Services will be performed in a competent, diligent, professional and careful manner and will meet or exceed the standards for such Services which would be generally accepted in AppColony’s industry.

8.3.

AppColony warrants that the Deliverables and/or Services provided pursuant to each Statement of Work will substantially conform to the specifications agreed to between the Client and AppColony in such Statement of Work.

8.4.

AppColony (in this context, the “Indemnifying Party”) will indemnify and hold harmless the Client, its Affiliates and their respective directors, officers, employees, representatives and agents (collectively, in this context, the “Indemnified Parties”), from and against any and all Claims brought or made against, or injured by, the Indemnified Parties, or any one of them, arising out of or in connection with (a) any negligent act or omission or wrongful conduct by AppColony, its Affiliates or their respective directors, officers, employees, representatives or agents (collectively, in this Part, the “AppColony Entities”), (b) any contravention by AppColony of any applicable law, (c) any breach by any of the AppColony Entities of the obligations hereunder with respect to the Confidential Information or Intellectual Property Rights of the Client, or (d) any Claim that AppColony’s technology infringes on any third party’s intellectual property rights.

8.5.

The Client (in this context, the “Indemnifying Party”) will indemnify and hold harmless AppColony, its Affiliates and their respective directors, officers, employees, representatives and agents (collectively, in this context, the “Indemnified Parties”), from and against any and all Claims brought or made against, or incurred by, the Indemnified Parties, or any one of them, arising out of or in connection with (a) any grossly negligent act or commission or wrongful conduct by the Client, its Affiliates or their respective directors, officers, employees representatives or agents (collectively, in this Part, the “Clients Entitities”), (b) any contravention by the Client of any applicable law, (c) any breach by the Client of the obligations hereunder with respect to the confidential information or intellectual property rights of AppColony, or (d) any claim that the Client’s brand elements or technology infringe on any third party’s intellectual property rights.

8.6.

Each Party acknowledges that the Indemnifying Party will be given complete authority for the defense or settlement of Claims indemnified hereunder at its own expense, on the understanding that, in all events, the Indemnified Parties will have the right (at its own expense) to participate in such defense or compromise through counsel of its choosing.

8.6.1.	the Indemnified Party notifying the Indemnifying Party as soon as reasonably practicable after receiving notice of a Claim but in any event within ten (10) days of such notice;

8.6.2.	the Indemnified Party providing such information and assistance as reasonably requested by the Indemnifying Party; and

8.6.3.	the Indemnified Party not compromising or settling the Claim without the Indemnifying Party’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

9.	Termination/Default

9.1.

Either party may terminate this Agreement immediately if the other party is unable to pay its debts when they become due, makes an assignment for the benefit of creditors, files any petition or has any petition filed against it under the bankruptcy laws of any jurisdiction, has or suffers a receiver or trustee to be appointed for its business or property, or is adjudicated a bankrupt or insolvent.

9.2.

Upon termination of this Agreement, AppColony shall discontinue the performance of the Services hereunder and shall deliver to the Client all Deliverables as completed as of the date of termination and further shall return all of the Client’s confidential information (as described in Article 9) furnished to AppColony under this Agreement.

10.	Confidentiality

10.1.

The parties hereby agree to treat all information it may receive from the other party during the Term which is identified by the other party as confidential information in accordance with the provisions of the AppColony Inc. Mutual Confidentiality Agreement attached hereto as Schedule “B”. AppColony further agrees that it shall require each of its employees and subcontractors who provide all or any portion of the Services to treat the Client’s information in accordance with this Agreement and with the terms set out in Schedule “B” attached hereto.

11.	Notice

11.1.

Any notice, request, demand, consent or other communication provide or permitted hereunder shall be in writing and given by personal delivery (against receipt), or sent by registered mail (against receipt) postage prepaid, or transmitted by facsimile, addressed to the other party for which it is intended at its address below:

To AppColony:
Suite 500, 1019 Wharf Street
Victoria, British Columbia V8W 2Y9
Attention: [***]
Facsimile: [***]

To Sundial Growers Inc.:
Suite 200, 919 11 Ave SW
Calgary, Alberta T2R 1P3
Attention: [***]
Email: [***]

Provided, however, that either party may change its address for purposes of receipt of any such communication by giving ten (10) business days prior written notice of such change to the other party in the manner prescribed above. Any notice so given shall be deemed to have been received at the date on which it was delivered if delivered in person, or, if transmitted by facsimile, on the date it was transmitted or if sent by registered mail on the fifth (5th) business day thereafter.

12.	Applicable Law

12.1.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable thereto. The parties agree that they shall submit any matter in dispute, including any dispute with respect of jurisdiction or the applicability of the provisions of this Section 11.1, to a court of competent jurisdiction located in Calgary, Alberta, Canada and each of the parties irrevocably attorns and consents to the exclusive jurisdiction of such courts.

13.	Severability

13.1.	If any provision hereof is determined to be void or unenforceable in whole or in part, the remaining provisions shall remain in effect.

14.	Non-Waiver

14.1.

No waiver of the terms and conditions of this Agreement, or the failure of either party to strictly enforce any such term or condition on one or more occasions, shall be construed as a waiver of the same or of any other terms or conditions of this Agreement on any other occasion.

15.	Survival

15.1.	The provisions of this Section and Sections 5.4, 6.1, Article 7 and Sections 9.1 (inclusive of Schedule “B”) shall survive the expiry or earlier termination of this Agreement.

16.	Force Majeure

16.1.

Neither party shall be responsible for interruptions, errors, delays or defects caused by an act of God, fortuitous event, war, insurrection, riot, strike, walkout, lockout or other labour unrest affecting either party or their suppliers, storm, fire, flood, explosion, delays in producing supplies, shortages of suitable labour, equipment, or materials, power shortages or interruptions or any event beyond the reasonable control of either party. A lack of funds shall not be deemed an event of force majeure.

16.2.	Entire Agreement

16.2.1.

This Agreement, including Schedules “A”, “B” and “C” attached hereto or as attached from time to time in accordance with Section 1.1., inclusive, contains the entire agreement between the parties with relation to the subject matter hereof and shall supersede any and all previous agreements whether written or oral. This Agreement shall not be amended or modified, except in writing, duly executed by the parties hereto.

16.3.	Counter Part

16.3.1.

This Agreement may be executed in counterparts and all counterparts together shall constitute one and the same agreement. Delivery by a party of an executed copy of this Agreement by electronic means will be effective delivery, and the parties shall adopt any signatures received electronically as original signatures of the parties

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the day and year first written above.

APPCOLONY INC.

Per:	/s/ [***]
Name:	[***]
Title:	[***]

SUNDIAL GROWERS INC.

Per:	/s/ [***]
Name:	[***]
Title:	[***]

SCHEDULE “A”

Statement of Work to the Professional Services Agreement effective as of July 8, 2019 (the “Agreement”) between AppColony Inc. and Sundial Growers Inc.

AppColony

Statement of Work: Branding, Marketing, Digital and Technology Services

Statement of Work

This Statement of Work is dated as of July 8, 2019. The (“Statement of Work” or “SOW”) is subject to the terms and conditions contained in the Professional Services Agreement effective July 4, 2019 (the “Agreement”) between Sundial Growers Inc. (the “Client”) and AppColony, Inc. (“AppColony”). All capitalized terms used in this SOW but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Overview

The primary objective of the engagement is to provide ongoing graphic design, branding, marketing, branded content and web and mobile development across several primary work streams and initiatives, listed herein. AppColony will be responsible for providing appropriately skilled and experienced Resource(s) (described below) to deliver the Services, including any identified deliverables as described herein to the Client.

As an integrated part of the work streams and initiatives, AppColony will utilize its best practices and industry leading practices to provide Services and/or deliverables in each phase of the project.

AppColony Resource(s)

AppColony shall appoint the appropriate individuals as the resource(s) to perform the Services described in this SOW. In addition to the individuals named below, AppColony reserves the right to add or replace resources as required.

[***] – Chief Operating Officer

[***] – Senior Project Manager

[***] – Project Coordinator

[***] – Creative Director

[***] – Art Director

[***] – Art Director

[***] – Senior Designer

[***] – Designer

[***] – Designer

[***] – Senior Web Developer

[***] – Web Developer

[***] – Web Developer

[***] – SEO & Analytics

[***] – Content Director

[***] – Copywriter

[***] – Copywriter

[***] – Copywriter

[***] – Quality Assurance

AppColony may from time to time contract additional resources for specific projects, tasks and/or competencies.

Client Resource(s)

The Client shall appoint the appropriate individuals as the resources and contacts for AppColony to work with to provide the Services in this SOW.

[***] – Chief Experience Officer

[***] – VP, Commercial

[***] – Chief Information Officer

[***] – Marketing Manager

[***] – Product Manager

[***] – Product Manager

[***] – Event Coordinator

[***] – Brand & Product Manager

[***] – Brand Manager

[***] – Brand Manager

[***] – Product Coordinator

[***] – Trade Marketing Coordinator

Scope & Approach

The scope of Services will include the following. The Services described below are ongoing:

Branding & Collateral
Advancing and maintaining Sundial’s brands through the development of core visual presentation, content strategy, packaging design and marketing collateral.
Work Stream	Description
Accessories

Design, processes and peripheral work surrounding the development of cannabis accessories such as trays, grinders, lockboxes, storage containers, batteries, pre-roll holders and lighters.

Design the packaging and promotional material associated with the accessories.

Event Materials	Design and production of materials to used as collateral at trade shows and events including: – Brochures – Posters – Giveaways – Displays

Identity	Designing and refining Sundial’s brands including brand elements, logos, taglines, brand strategies and brand guidelines.

Packaging	Label and package design for all product types including: – Whole Flower – Pre-Rolls – Cannabis Oil – Vape Cartridges – Topicals

Product Assets	Creation and design of marketing assets for Sundial’s products, including product descriptions, marketing copy, product photographs and product illustrations.

Marketing Campaigns	Design and develop strategies and tactics for marketing campaigns for Sundial’s brands. – Campaign concepts – Visual assets – Copy – Media strategy and approach

Sales Materials	Design and develop assets and materials to support and enable Sundial’s commercial team and in-store presence. – Sales materials including decks, sell sheets and sales kits

Point of Connection Materials

Design and develop materials and assets for use and display in-store.

–   Kiosks both digital and print

–   Product cards and posters

–   Shelf toppers and display cases

–   Shelf wobblers and promotional tags

–   Display Packaging

Digital Marketing
Designing, developing, maintaining and growing the online presence for Sundial’s brands.
Work Stream	Description

Social Media Management	Developing content strategies for the social media accounts. Monitoring the social media content to ensure consistency with overall campaign and brand strategies.

Web Development

Developing the front and backend applications for Sundial’s web and mobile experiences. Including but not limited to

–   Sundial Cannabis website

–   Sundial corporate website

–   Top Leaf

–   BC Weed Co.

–   Palmetto

–   Sundial Naturals

–   Medical Marketplace

Web Design

Design the user experience for Sundial’s web and mobile experiences, including but not limited to:

–   Sundial Cannabis website

–   Sundial Corporate website

–   Top Leaf

–   BC Weed Co.

–   Palmetto

–   Sundial Naturals

–   Medical Marketplace

Supplementary Work
Provide graphic design resources to Sundial when needed for investor and community relations and internal communications.
Work Stream	Description

Presentations	Design and develop slides and content for corporate communications.

Visual Graphics	Design and develop graphics for display at corporate events and Sundial’s facilities.

In addition to the described work streams, AppColony will also be responsible for administering AppColony’s resources, relevant third party resources and managing the overall projects from AppColony’s perspective.

Resource Allocation and Cost

The Contract Price for the Services will be billed to the Client on an hourly basis at the rate of $135 (Canadian funds) per hour against a total monthly retainer of $300,000. All approved travel and other expenses incurred by AppColony will be payable by the Client.

Any Creative Services for which an outside contractor is required (for example but not limited to, Product photography, specialized videography and editing, photo retouching, etc.) that pertains directly to any Client work managed by AppColony or any Client work requiring the procurement, supervision and/or oversight by AppColony in order to ensure a successful completion of the work, will be paid directly by AppColony and will be invoiced back to the Client on a monthly basis with an added surcharge of 10% (plus GST) as a Management fee for said Creative Services.

Program Management and Assumptions

The following general assumptions have been made with regard to the Statement of Work:

–

In the case of any major delays or risks for successful project completion that may be identified by AppColony or the Client, there will be a procedure for an immediate escalation to project stakeholder(s).

–	Any changes to this Statement of Work or the Services and any costs related thereto will be submitted for review and written approval by both AppColony and the Client.

–	Items that are not specified in this Statement of Work are considered to be out of the scope of work for AppColony.

–	Budget not used in any given month will be carried forward into the following month.

–	Expenses for peripheral / related costs such as printed materials, physical installations / equipment, digital collateral not produced by AppColony will be billed directly to the client.

–	Once the scope of a specific task or workstream is defined by the Client, AppColony will provide the Client with a schedule detailing the time and resources required to complete the work.

Requirements:

–	Client will provide AppColony with all relevant industry information and regulations.

–	Client will provide AppColony with all relevant product information

–	Client will provide AppColony with access to facilities and product as required by the work streams

–	Client will provide timely sign off and approvals

Dependencies

–	Timelines are subject to revision based on Client competing reviews within the designated timeframes.

–	Client feedback, where required, should be given within two (2) business days.

Signature page to follow

Statement of Work Signoff:

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the day and year first above written.

APPCOLONY INC.

Per:	/s/ [***]
Name:	[***]
Title:	[***]

SUNDIAL GROWERS INC.

Per:	/s/ [***]
Name:	[***]
Title:	[***]

SCHEDULE “B”

AppColony Inc. Mutual Confidentiality Agreement

This Confidentiality Agreement (the “Agreement”) is entered into and is effective as of July 8, 2019 (the “Effective Date”) by and between AppColony Inc., with offices at Suite B010, 438 11th Avenue SE, Calgary, Alberta (“AppColony”) and Sundial Growers Inc. with offices at Site 4, Box 17, RR1, Airdrie, Alberta (“Company”). For purposes of this Agreement AppColony means AppColony Inc. and all affiliates and subsidiaries of AppColony Inc.

1.    Definition Of Confidential Information. For their mutual benefit, the parties plan to discuss certain confidential information in connection with AppColony’s software development initiatives and Company’s services and products (the “Project”). The parties agree that the terms and conditions of this Agreement, the nature of their business relationship, including, if applicable, the fact that one party provides or may provide goods or services to the other, and the parties’ discussions concerning the Project will be considered confidential information covered by this Agreement (“Confidential Information”). In addition, any other nonpublic information which one party (“Discloser”) discloses to the other party (“Recipient”) in the course of their communications regarding the Project will be considered Confidential Information, including but not limited to nonpublic product plans, designs, costs, prices, names, finances, marketing plans, business opportunities, forecasts, orders, personnel, customer information, research, development, know-how, third party confidential information or information learned by Recipient from Discloser’s employees, agents or through inspection of Discloser’s property; provided such information is clearly designated as “Confidential”: (i) in writing, if communicated in writing, or (ii) at the time of disclosure, if disclosed orally or visually. Notwithstanding the foregoing, Confidential Information shall not include information that: (a) is now or subsequently becomes generally available to the public through no fault or breach on the part of Recipient; (b) Recipient can demonstrate to have had rightfully in its possession prior to disclosure to Recipient by Discloser; (c) is independently developed by Recipient without the use of any Confidential Information; or (d) Recipient rightfully obtains from a third party who has the right to transfer or disclose it to Recipient without limitation. Nothing in this Agreement will obligate either party to disclose any Confidential Information.

2.    Nondisclosure and Nonuse of Confidential Information. Recipient agrees to protect Discloser’s Confidential Information, using at least the same degree of care that it uses to protect its own confidential and proprietary information of similar importance, but no less than a reasonable degree of care. Recipient agrees to use Discloser’s Confidential Information for the sole purpose of evaluation in connection with the Project and discussions with Discloser related to the Project, or as otherwise agreed upon in writing by an authorized representative of Discloser. Recipient will not disclose, publish, or disseminate Confidential Information to anyone other than those of its employees and consultants who have a need to know in order to accomplish such purpose and who are bound by a written agreement that prohibits unauthorized disclosure or use of Confidential Information. Recipient will be responsible for any violation of the terms of this Agreement by its employees and consultants. Recipient agrees not to use Confidential Information for any other purpose or for its own or any third party’s benefit without the prior written consent of an authorized representative of Discloser in each instance. Recipient may disclose Confidential Information to the extent required by law, provided Recipient makes reasonable efforts to give Discloser notice of such requirement prior to any such disclosure and takes reasonable steps to obtain protective treatment of the Confidential Information.

3.    No License to Confidential Information. Except as expressly set forth herein, no license or other rights to Confidential Information are granted or implied hereby and the Discloser retains all of its rights therein.

4.    Feedback. Notwithstanding any other provision in this Agreement, if Recipient provides any ideas, suggestions or recommendations to Discloser regarding Discloser’s Confidential Information (“Feedback”), Discloser is free to use and incorporate such Feedback in Discloser’s products, without payment of royalties or other consideration to Recipient, so long as Discloser does not infringe Recipient’s patents, copyrights or trademark rights in the Feedback. Nothing in this Agreement is intended to grant a license or waive any rights in either party’s patents, copyrights or trademarks.

5.    Independent Development. Discloser understands that Recipient may currently or in the future be developing Confidential Information internally, or receiving Confidential Information from other parties that may be similar to Discloser’s Confidential Information. Nothing in this Agreement will prohibit Recipient from developing products, or having products developed for it, that compete with Discloser’s products, provided that in doing so, Recipient does not use or disclose Discloser’s Confidential Information.

6.    Residuals. Through the course of receiving Confidential Information, Recipient may increase their intangible knowledge and experience about the subject matter of the Confidential Information disclosed. Notwithstanding anything to the contrary, the subsequent use of such knowledge and experience is permitted provided that Recipient does not intentionally memorize Confidential Information or refer to or base any such subsequent use on written materials containing Confidential Information. The foregoing does not constitute a license, express or implied, by Discloser to Recipient to any patent or copyright of Discloser.

7.    No Warranty. Discloser warrants that it has the right to disclose the Confidential Information to Recipient. Otherwise, all information is provided “AS IS” and without any warranty, express, implied or otherwise, regarding its accuracy or performance.

8.    Return of Documents. Within ten (10) business days of receipt of Discloser’s written request, and at Discloser’s option, Recipient will either return to Discloser all tangible Confidential Information, including but not limited to all electronic files, documentation, notes, plans, drawings, and copies thereof, or will provide Discloser with written certification that all such tangible Confidential Information of Discloser has been destroyed.

9.    Term and Termination. Recipient’s duty to protect Discloser’s Confidential Information expires five (5) years from the date on which that Confidential Information was disclosed to Recipient. Either party may terminate this Agreement upon ten (10) days written notice; however, any termination of this Agreement shall not relieve Recipient of its confidentiality and use obligations with respect to Confidential Information disclosed prior to the date of termination.

10.    No Implied Waiver. Neither party’s failure nor delay in exercising any of its rights will constitute a waiver of such rights unless expressly waived in writing.

11.    No Assignment. This Agreement may not be assigned by either party by any means, including without limitation, by operation of law or merger, without the prior, written consent of the other party. Any attempted assignment of this Agreement in violation of this section will be void.

12.    Entire Agreement and Governing Law. This Agreement constitutes the entire agreement with respect to the Confidential Information disclosed pursuant to this Agreement and supersedes all prior or contemporaneous oral or written agreements concerning such Confidential Information. This Agreement may not be amended except by written agreement signed by authorized representatives of both parties. This Agreement will be governed by the laws of the Province of Alberta, without reference to conflict of laws principles. All disputes arising under or in connection with this Agreement will be finally resolved by a single arbitrator in accordance with the Arbitration Act (Alberta), with the decision of such arbitrator to be provided within thirty (30) days after the arbitrator is designated. The arbitration will be conducted in English in Calgary, Alberta. Judgment upon any award rendered by the arbitrator may be confirmed or enforced in any court having jurisdiction. All materials in the proceedings created for the purpose of the arbitration, all other documents produced by another party in the proceedings not otherwise in the public domain, and all awards in the arbitration will be deemed “Confidential Information”, except to the extent disclosure may be required of a party by legal duty to protect or pursue a legal right or to enforce or challenge an award in legal proceedings before a court or other judicial authority.

    Understood and agreed to by the authorized representatives of the parties:

APPCOLONY INC.

Per:	/s/ [***]
Name:	[***]
Title:	[***]

SUNDIAL GROWERS INC.

Per:	/s/ [***]
Name:	[***]
Title:	[***]

SCHEDULE “C”

to the Professional Services Agreement effective as of July 8, 2019 (the “Agreement”) between AppColony Inc. (“AppColony”) and Sundial Growers Inc. (the “Client”).

CHANGE ORDER

Requestor: Sundial Growers Inc.

Contact:	Change Effective Date:

Attaches to Schedule “A” dated:

CHANGES REQUESTED

Resource:	Services:

End date for Services:	Fees:

Special/Additional Requests:

Description:

IN WITNESS WHEREOF the parties have executed this Agreement as of the first date above written.

APPCOLONY INC.

Per:
Name:
Title:

Sundial Growers Inc.

Per:
Name:
Title: